Northwestern Mutual Series Fund, Inc.

Supplement Dated July 22, 2008 to the

Prospectus Dated April 30, 2008

This Supplement revises certain information contained in the Prospectus for the Northwestern Mutual Series Fund, Inc. (the “Fund”) dated April 30, 2008 (the “Prospectus”), a copy of which you have already received. You should read this Supplement together with the Prospectus. Please retain this Supplement for future reference.

Long-Term U.S. Government Bond Portfolio

Effective immediately, the following sentence is added to the end of the second paragraph of the “Objective and Strategy” section of the Portfolio Summary with respect to the Long-Term U.S. Government Bond Portfolio:

“The Portfolio may also invest up to 10% of its net assets in preferred stocks.”

In addition, effectively immediately, the following bullet points are added to the “Principal Risks” section of the Portfolio Summary with respect to such Portfolio:

•	Equity Securities Risk
•	Preferred Stock Risk

Multi-Sector Bond Portfolio

Effective immediately, the following sentence is added to the end of the third paragraph of the “Objective and Strategy” section of the Portfolio Summary with respect to the Multi-Sector Bond Portfolio:

“The Portfolio may also invest up to 10% of its net assets in preferred stocks.”

In addition, effectively immediately, the following bullet points are added to the “Principal Risks” section of the Portfolio Summary with respect to such Portfolio:

•	Equity Securities Risk
•	Preferred Stock Risk

Northwestern Mutual Series Fund, Inc.

Supplement Dated July 22, 2008 to the

Statement of Additional Information

Dated April 30, 2008

This Supplement revises certain information contained in the Statement of Additional Information (the “SAI”) for the Northwestern Mutual Series Fund, Inc. (the “Fund”), dated April 30, 2008. You should read this Supplement together with the SAI. Please retain this Supplement for future reference.

Update to Exhibit B - Directors and Officers

Effective July 1, 2008, the Board of Directors of the Fund approved the appointment of Patricia L. Van Kampen as President, replacing Mark G. Doll. All references to Mr. Doll are hereby deleted. Ms. Van Kampen’s biographical information is replaced with the following:

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Director ships Held by Director
Patricia L. Van Kampen 720 East Wisconsin Ave. Milwaukee, WI 53202 1951	President	2008	Managing Director – Head of Equities of Mason Street Advisors, LLC since 2002.	N/A	N/A

Effective June 16, 2008, Mason Street Advisors, LLC, the investment adviser to the Fund, appointed Jefferson V. DeAngelis as President, replacing Mark G. Doll. Mr. DeAngelis’ biographical information is replaced with the following:

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Director ships Held by Director
Jefferson V. DeAngelis 720 East Wisconsin Ave. Milwaukee, WI 53202 1958	Vice President- Investments	1996	President and Director of Masons Street Advisors, LLC since 2008; and Managing Director – Head of Fixed Income of Mason Street Advisors, LLC from 2002 to 2008.	N/A	N/A